Interest Expense and Finance Cost, Net (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
INTEREST EXPENSE AND FINANCE COST, NET [Abstract]
Interest expense	$ 105,422	$ 99,887	$ 101,011
Amortization of finance charges	5,383	6,309	5,198
Other	0	0	972
Total interest expense and finance cost, net	$ 110,805	$ 106,196	$ 107,181